UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

(Date of earliest event reported): April 4, 2012

IMPERIAL PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	0-9923	95-3386019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

101 NW First Street, Suite 213

Evansville, IN 47708

(Address of principal executive office and zip code)

(812) 867-1433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.03	BANKRUPTCY OR RECEIVERSHIP

On April 4, 2012, the Registrant’s wholly-owned subsidiary, e-Biofuels, LLC filed a voluntary petition for protection from creditors under Chapter 7 of Title 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Indiana under Case Number 12-03816-FJO-7A. The Court appointed Richard E. Boston, 27 North 5th St., Richmond, IN 47374 as U.S Trustee on that date. The e-Biofuels subsidiary represented approximately 99.6% of the Registrant’s revenues. In the filing, e-Biofuels listed total assets of $11,354,800.51 and total liabilities of $17,321,036.88.

ITEM 9.01	EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release

Exhibit 99.2	Voluntary Petition of e-Biofuels LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Imperial Petroleum, Inc.

By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson
Title:	President

Dated: April 10, 2012